EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$120.4	$117.7	$557.2	$530.8
Electric utility	159.2	173.5	433.0	463.3
Nonutility	411.6	339.8	956.1	755.3
Total operating revenues	691.2	631.0	1,946.3	1,749.4

OPERATING EXPENSES:
Cost of gas sold	23.9	29.1	174.0	174.6
Cost of fuel & purchased power	44.1	50.9	128.8	140.3
Cost of nonutility revenues	136.2	110.5	318.4	248.7
Other operating	296.5	256.3	795.2	686.9
Depreciation & amortization	69.5	65.4	205.7	193.4
Taxes other than income taxes	13.5	13.3	42.5	44.8
Total operating expenses	583.7	525.5	1,664.6	1,488.7

OPERATING INCOME	107.5	105.5	281.7	260.7

OTHER INCOME:
Equity in (losses) of unconsolidated affiliates	(0.2)	(0.1)	(1.0)	(0.2)
Other income - net	8.9	7.6	25.1	22.0
Total other income	8.7	7.5	24.1	21.8

INTEREST EXPENSE	22.2	20.9	64.9	64.3

INCOME BEFORE INCOME TAXES	94.0	92.1	240.9	218.2

INCOME TAXES	32.1	30.7	86.1	76.2

NET INCOME	$61.9	$61.4	$154.8	$142.0

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	83.0	82.8	83.0	82.8
DILUTED COMMON SHARES OUTSTANDING	83.1	82.8	83.0	82.8

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.75	$0.74	$1.87	$1.71

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

OPERATING REVENUES:
Gas utility	$120.4	$117.7	$557.2	$530.8
Electric utility	159.2	173.5	433.0	463.3
Other	0.1	0.1	0.2	0.2
Total operating revenues	279.7	291.3	990.4	994.3

OPERATING EXPENSES:
Cost of gas sold	23.9	29.1	174.0	174.6
Cost of fuel & purchased power	44.1	50.9	128.8	140.3
Other operating	82.1	79.4	252.1	250.8
Depreciation & amortization	59.0	55.2	174.3	162.8
Taxes other than income taxes	12.6	12.7	40.1	42.9
Total operating expenses	221.7	227.3	769.3	771.4

OPERATING INCOME	58.0	64.0	221.1	222.9

OTHER INCOME - NET	8.2	6.7	23.1	20.1

INTEREST EXPENSE	18.3	17.2	53.5	52.2

INCOME BEFORE INCOME TAXES	47.9	53.5	190.7	190.8

INCOME TAXES	17.1	18.6	68.5	68.5

NET INCOME	$30.8	$34.9	$122.2	$122.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	September 30,	December 31,
	2017	2016

ASSETS
Current Assets
Cash & cash equivalents	$8.7	$68.6
Accounts receivable - less reserves of $4.7 &
$6.0, respectively	253.5	225.3
Accrued unbilled revenues	134.2	172.4
Inventories	131.0	129.9
Recoverable fuel & natural gas costs	29.9	29.9
Prepayments & other current assets	56.2	52.7
Total current assets	613.5	678.8

Utility Plant
Original cost	6,899.1	6,545.4
Less: accumulated depreciation & amortization	2,697.5	2,562.5
Net utility plant	4,201.6	3,982.9

Investments in unconsolidated affiliates	19.9	20.4
Other utility & corporate investments	42.6	34.1
Other nonutility investments	15.4	16.1
Nonutility plant - net	461.6	423.9
Goodwill	293.5	293.5
Regulatory assets	377.3	308.8
Other assets	36.4	42.2
TOTAL ASSETS	$6,061.8	$5,800.7

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$259.0	$302.2
Accrued liabilities	212.2	207.7
Short-term borrowings	225.9	194.4
Current maturities of long-term debt	175.0	124.1
Total current liabilities	872.1	828.4

Long-term Debt - Net of Current Maturities	1,639.1	1,589.9

Deferred Credits & Other Liabilities
Deferred income taxes	985.5	905.7
Regulatory liabilities	476.3	453.7
Deferred credits & other liabilities	265.4	254.9
Total deferred credits & other liabilities	1,727.2	1,614.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
83.0 & 82.9, respectively	734.8	729.8
Retained earnings	1,089.9	1,039.6
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,823.4	1,768.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$6,061.8	$5,800.7

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$154.8	$142.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	205.7	193.4
Deferred income taxes & investment tax credits	76.6	68.9
Provision for uncollectible accounts	4.0	5.3
Expense portion of pension & postretirement benefit cost	4.4	2.9
Other non-cash items - net	4.1	2.2
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	3.6	42.3
Inventories	(1.1)	(3.6)
Recoverable/refundable fuel & natural gas costs	—	(30.8)
Prepayments & other current assets	(3.1)	15.0
Accounts payable, including to affiliated companies	(54.3)	(7.9)
Accrued liabilities	4.9	1.2
Unconsolidated affiliate dividends	0.1	0.2
Employer contributions to pension & postretirement plans	(3.5)	(18.6)
Changes in noncurrent assets	(28.0)	(32.0)
Changes in noncurrent liabilities	(7.7)	(2.2)
Net cash provided by operating activities	360.5	378.3

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	99.2	—
Dividend reinvestment plan & other common stock issuances	4.6	4.6
Requirements for:
Dividends on common stock	(104.5)	(99.4)
Retirement of long-term debt	—	(73.0)
Net change in short-term borrowings	31.5	116.7
Net cash used in financing activities	30.8	(51.1)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	4.8	16.6
Requirements for:
Capital expenditures, excluding AFUDC equity	(453.5)	(381.9)
Other costs	(3.4)	(4.7)
Changes in restricted cash	0.9	2.5
Net cash used in investing activities	(451.2)	(367.5)

Net change in cash & cash equivalents	(59.9)	(40.3)
Cash & cash equivalents at beginning of period	68.6	74.7
Cash & cash equivalents at end of period	$8.7	$34.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$1.0	$0.9	$55.8	$46.0
Electric Utility Services	27.2	31.3	56.8	67.0
Other Operations	2.6	2.7	9.6	9.3
Total Utility Group	30.8	34.9	122.2	122.3

Nonutility Group
Infrastructure Services	26.6	18.2	28.6	9.8
Energy Services	4.9	6.2	4.9	8.7
Other Businesses	(0.2)	(0.1)	(0.5)	(0.3)
Nonutility Group	31.3	24.3	33.0	18.2

Corporate and Other	(0.2)	2.2	(0.4)	1.5

Vectren Consolidated	$61.9	$61.4	$154.8	$142.0

EARNINGS PER SHARE:
Utility Group	$0.37	$0.42	$1.47	$1.48
Nonutility Group	0.38	0.29	0.40	0.22
Corporate and Other	—	0.03	—	0.01

Reported EPS	$0.75	$0.74	$1.87	$1.71

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

GAS UTILITY (Millions):
Residential Margin	$59.6	$55.2	$231.4	$215.2
Commercial Margin	12.8	11.9	61.7	57.1
Industrial Margin	15.9	14.2	53.1	47.3
Other Margin	1.5	1.4	6.4	5.7
Regulatory Expense Recovery Mechanisms	6.7	5.9	30.6	30.9
Total Gas Utility Margin	96.5	88.6	383.2	356.2
Cost of Gas Sold	23.9	29.1	174.0	174.6
Total Gas Utility Revenue	$120.4	$117.7	$557.2	$530.8

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.6	3.3	40.4	44.5
Commercial	2.4	2.6	18.9	20.7
Industrial	25.4	28.0	87.2	93.8
	31.4	33.9	146.5	159.0

AVERAGE GAS CUSTOMERS
Residential	925,396	918,883	933,852	926,357
Commercial	84,686	84,487	85,451	85,219
Industrial	1,743	1,731	1,742	1,728
	1,011,825	1,005,101	1,021,045	1,013,304

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			89%	97%
Heating Degree Days (Indiana)			80%	90%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

ELECTRIC UTILITY (Millions):
Residential Margin	$46.7	$50.1	$116.2	$121.4
Commercial Margin	29.7	29.3	80.8	81.4
Industrial Margin	26.4	30.5	73.2	84.8
Other Margin	0.9	0.4	2.8	2.6
Regulatory Expense Recovery Mechanisms	3.3	4.6	8.1	11.6
Wholesale and Transmission	8.1	7.7	23.1	21.2
Total Electric Utility Margin	115.1	122.6	304.2	323.0
Cost of Fuel & Purchased Power	44.1	50.9	128.8	140.3
Total Electric Utility Revenue	$159.2	$173.5	$433.0	$463.3

ELECTRICITY SOLD (GWh):
Residential	429.0	466.0	1,066.3	1,130.5
Commercial	367.5	364.0	976.5	992.1
Industrial	587.8	755.6	1,600.7	2,110.0
Other Sales - Street Lighting	5.1	5.2	16.0	16.6
Total Retail	1,389.4	1,590.8	3,659.5	4,249.2
Wholesale	56.7	0.9	295.9	37.2
	1,446.1	1,591.7	3,955.4	4,286.4

AVERAGE ELECTRIC CUSTOMERS
Residential	126,467	125,671	126,338	125,579
Commercial	18,679	18,570	18,639	18,533
Industrial	111	112	112	112
Other	40	38	40	39
	145,297	144,391	145,129	144,263

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	100%	115%	108%	119%
Heating Degree Days (Indiana)			80%	90%